UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)    September 1, 2005
                                                     ---------------------------

                                   LAZARD LTD
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             (Exact Name of Registrant as Specified in Its Charter)

                                     BERMUDA
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                 (State or Other Jurisdiction of Incorporation)

          001-32492                                    98-0437848
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    (Commission File Number)               (IRS Employer Identification No.)

CLARENDON HOUSE, 2 CHURCH STREET, HAMILTON, BERMUDA               HM 11
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       (Address of Principal Executive Offices)                 (Zip Code)

                                  441-295-1422
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On September 1, 2005, the Non-Executive Directors of Lazard Ltd were granted an annual deferred stock unit award pursuant to a compensatory arrangement previously approved by the Board of Directors on August 9, 2005, and disclosed in Lazard's Current Report on Form 8-K filed on August 10, 2005. The form of the annual award letter, including the terms and conditions of the grant, is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS.

The following exhibits are filed as part of this Current Report on Form 8-K:

    99.1 Form of Award Letter for Annual Grant of Deferred Stock Units to Lazard Ltd's Non-Executive Directors.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  September 8, 2005

                                        LAZARD LTD


                                        By: /s/ Scott D. Hoffman
                                           -------------------------------------
                                           Name:   Scott D. Hoffman
                                           Title:  Managing Director and General
                                                   Counsel

                                  EXHIBIT INDEX


99.1 Form of Award Letter for Annual Grant of Deferred Stock Units to Lazard Ltd's Non-Executive Directors.